                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 31, 2001
                                                   ----------------


                         Commission File No. 001-12392
                                             ---------


                           NATIONAL DATA CORPORATION
                           -------------------------
             (Exact name of registrant as specified in its charter)


                     DELAWARE                             58-0977458
                     --------                             ----------
          (State or other jurisdiction of            (IRS Employer
          incorporation)                             Identification Number)


       National Data Plaza, Atlanta, Georgia              30329-2010
       -------------------------------------              ----------
     (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code (404) 728-2000
                                                   --------------


                                      N/A
                                      ---
            (Former name, former address and former fiscal year, if
                           changed since last year)

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

         National Data Corporation completed the spin-off of our Global Payments Inc. subsidiary ("Global Payments") on January 31, 2001 by distributing all of the shares of common stock, no par value, of Global Payments outstanding on the record date of January 19, 2001, consisting of 26,430,192 shares, to NDC stockholders. Stockholders received 0.8 share of Global Payments common stock for each share of NDC common stock held as of the record date of January 19, 2001.

         In connection with the spin-off, we entered into a distribution agreement with Global Payments which details, among other things, the principal corporate transactions required to effect the spin-off and certain other agreements relating to the future relationship between NDC and Global Payments. These other agreements include a tax sharing and indemnification agreement, an employee benefits agreement, a transition support agreement, an intercompany systems/network services agreement, a services agreement (batch processing), a headquarters lease agreement, and two sublease agreements. These agreements are filed as exhibits to this report.

         As outlined in the distribution agreement, Global Payments paid us an estimated initial cash dividend of approximately $62.5 million at the time of the spin-off. We utilized this dividend to pay the outstanding balance under our then existing line of credit. Additionally, all existing intercompany loans or advances between NDC and Global Payments were settled or terminated at the time of the spin-off.

         No consideration was payable by NDC stockholders for the shares of Global Payments Inc. common stock they received in the spin-off nor were they required to surrender or exchange shares of NDC common stock or take any other action in order to receive the Global Payments Inc. shares.

         Additional information concerning NDC, the distribution and Global Payments is contained in our Current Report on Form 8-K filed on December 20, 2000, our Quarterly Report on Form 10-Q for the quarter ended November 30, 2000, and Global Payments' Registration Statement on Form 10 that was declared effective by the Securities and Exchange Commission on January 2, 2001 (File
No. 1-16111), under the Securities Exchange Act of 1934, as amended.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (b) Pro Forma Financial Information

         The following unaudited pro forma consolidated financial statements present pro forma financial information for NDC giving effect to the spin-off of Global Payments Inc. and the related transactions. The unaudited consolidated balance sheet as of November 30, 2000 is presented as if the spin-off had occurred as of that date. The unaudited pro forma consolidated income statements for the six month period ended

November 30, 2000 and for the fiscal year ended May 31, 2000 are presented as if the spin-off had occurred at the beginning of the earliest period presented.

         The pro forma consolidated financial statements should be read in conjunction with the unaudited consolidated financial statements and notes included in our Quarterly Report on Form 10-Q for the quarter ended November 30, 2000 and the audited consolidated financial statements and notes included in our Annual Report on Form 10-K for the fiscal year ended May 31, 2000. The pro forma information may not necessarily be indicative of what our results of operations or financial position would have been had the spin-off and related transactions been in effect for and as of the periods presented, nor is such information necessarily indicative of our results of operations or financial position for or as of any future period or date.

         For fiscal 2000, our Management Services business, which was divested in August 2000, as well as the Global Payments business, were classified as discontinued operations.

PRO FORMA CONSOLIDATED BALANCE SHEETS
NDCHealth

(In thousands, except share and per share data)
- -------------------------------------------------------------------------------------------------------------------------

                                                                                    November 30, 2000
                                                                    -----------------------------------------------------
                                                                                         Pro Forma
                                                                                        Adjustments
                                                                    Historical              (A)              Pro Forma
                                                                    ----------          -----------          ----------
ASSETS
Current assets:
  Cash and cash equivalents                                          $  7,286            $   5,500           $  12,786

  Accounts receivable                                                  61,648                    -              61,648
  Allowance for doubtful accounts                                      (6,243)                   -              (6,243)
                                                                    ---------            ---------           ---------
     Accounts receivable, net                                          55,405                    -              55,405
                                                                    ---------            ---------           ---------
  Income tax receivable                                                28,867                    -              28,867
  Deferred income taxes                                                   298                    -                 298
  Prepaid expenses and other current assets                            17,275                    -              17,275
                                                                    ---------            ---------           ---------
      Total current assets                                            109,131                5,500             114,631
                                                                    ---------            ---------           ---------

Property and equipment, net                                            79,130                    -              79,130
Intangible assets, net                                                217,275                    -             217,275
Deferred income taxes                                                  15,565                    -              15,565
Investments                                                            36,322                    -              36,322
Other                                                                   9,539                    -               9,539
Net assets of discontinued operations                                 205,702             (205,702)                  -
                                                                    ---------            ---------           ---------

Total Assets                                                         $672,664            $(200,202)          $ 472,462
                                                                     ========            =========           =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Line of credit                                                     $ 57,000            $ (57,000)          $       -
  Current portion of long-term debt                                       164                    -                 164
  Obligations under capital leases                                      5,362                    -               5,362
  Accounts payable and accrued liabilities                             57,183                    -              57,183
  Accrued spinoff related liabilities                                  10,819                    -              10,819
  Deferred income                                                      23,899                    -              23,899
                                                                    ---------            ---------           ---------
      Total current liabilities                                       154,427              (57,000)             97,427
                                                                    ---------            ---------           ---------
Long-term debt                                                        152,425                    -             152,425
Obligations under capital leases                                        1,607                    -               1,607
Other long-term liabilities                                            15,016                    -              15,016
                                                                    ---------            ---------           ---------
      Total liabilities                                               323,475              (57,000)            266,475
                                                                    ---------            ---------           ---------

Commitments and contingencies

Shareholders' equity:
  Preferred stock, par value $1.00 per share;
     1,000,000 shares authorized, none issued                               -                    -                   -
  Common stock, par value $.125 per share; 200,000,000
     shares authorized; 33,953,008 shares issued                        4,244                    -               4,244
  Capital in excess of par value                                      348,174             (143,202)            204,972
  Treasury stock, at cost, 1,019,859 shares                           (26,897)                   -             (26,897)
  Retained earnings                                                    38,375                    -              38,375
  Deferred compensation                                                (6,798)                   -              (6,798)
  Unrealized holding loss                                              (4,264)                   -              (4,264)
  Cumulative translation adjustment                                    (3,645)                   -              (3,645)
                                                                    ---------            ---------           ---------

      Total shareholders' equity                                      349,189             (143,202)            205,987
                                                                    ---------            ---------           ---------
Total Liabilities and Shareholders' Equity                           $672,664            $(200,202)          $ 472,462
                                                                     ========            =========           =========

PRO FORMA CONSOLIDATED  STATEMENTS  OF  INCOME
NDCHealth


(In thousands, except per share data)
- ------------------------------------------------------------------------------------------------------------------------------------
                                                        Six Months Ended November 30, 2000
                                                  -----------------------------------------------
                                                                       Pro Forma
                                                    Historical       Adjustments (A)   Pro Forma
                                                  ----------------   ---------------   ----------
Revenues                                           $169,540             $     -         $169,540
- ------------------------------------------------------------------------------------------------

Operating expenses:
     Cost of service                                 99,871                   -           99,871
     Sales, general and administrative               40,546                   -           40,546
     Restructuring and impairment charges             2,156                   -            2,156
                                                  ----------------------------------------------
                                                    142,573                   -          142,573
                                                  ----------------------------------------------

Operating income                                     26,967                   -           26,967
- ------------------------------------------------------------------------------------------------

Other income (expense):
     Interest and other income                           30                   -               30
     Interest and other expense                      (3,753)                  -           (3,753)
                                                  ----------------------------------------------
                                                     (3,723)                  -           (3,723)
                                                  ----------------------------------------------

Income before income taxes and
   discontinued operations                           23,244                   -           23,244
Provision for income taxes                            9,024                   -            9,024
- ------------------------------------------------------------------------------------------------
Income before discontinued operations                14,220                   -           14,220
Discontinued operations, net of tax                   8,323              (8,323)               -
                                                  ----------------------------------------------
     Net income                                    $ 22,543             $(8,323)        $ 14,220
                                                  ----------------------------------------------


Basic earnings per
 share:
     Income before discontinued operations         $   0.43             $     -         $   0.43
                                                  ----------------------------------------------
     Discontinued operations, net of tax           $   0.25             $ (0.25)        $      -
                                                  ----------------------------------------------
     Basic earnings per share                      $   0.69             $ (0.25)        $   0.43
                                                  ----------------------------------------------

Diluted earnings per share:
     Income before discontinued operations         $   0.42             $     -         $   0.42
                                                  ----------------------------------------------
     Discontinued operations, net of tax           $   0.25             $ (0.25)        $      -
                                                  ----------------------------------------------
     Diluted earnings per share                    $   0.67             $ (0.25)        $   0.42
                                                  ----------------------------------------------

Average shares outstanding
  Basic                                              32,825              32,825           32,825
                                                  ----------------------------------------------
  Diluted                                            33,741              33,741           33,741
                                                  ----------------------------------------------


PRO FORMA CONSOLIDATED  STATEMENTS  OF  INCOME (LOSS)
NDCHealth


(In thousands, except per share data
- ----------------------------------------------------------------------------------------------------------------------------------

                                                                              Year Ended May 31, 2000
                                                           ------------------------------------------------------------------
                                                                                       Pro Forma
                                                               Historical           Adjustments (A)            Pro Forma
                                                            ---------------     ----------------------    -------------------
Revenues                                                         $345,673                   $      -               $345,673
- ---------------------------------------------------------------------------------------------------------------------------

Operating expenses:
     Cost of service                                              157,738                          -                157,738
     Sales, general and administrative                            141,159                          -                141,159
     Non-recurring, restructuring and
        impairment charges                                         34,393                          -                 34,393
                                                         ------------------------------------------------------------------
                                                                  333,290                          -                333,290
                                                         ------------------------------------------------------------------

Operating income                                                   12,383                          -                 12,383
- ---------------------------------------------------------------------------------------------------------------------------

Other income (expense):
     Interest and other income                                      4,549                          -                  4,549
     Interest and other expense                                   (16,270)                         -                (16,270)
                                                         ------------------------------------------------------------------
                                                                  (11,721)                         -                (11,721)
                                                         ------------------------------------------------------------------

Income before income taxes and discontinued operations                662                          -                    662
Provision for income taxes                                          1,825                          -                  1,825
- ---------------------------------------------------------------------------------------------------------------------------

Income (loss) before discontinued operations                       (1,163)                         -                 (1,163)
Discontinued operations including cumulative change in
  accounting principle of $(13,760) in 2000, net of
  income taxes                                                    (39,002)                   (33,047)               (72,049)
- ---------------------------------------------------------------------------------------------------------------------------

     Net income (loss)                                           $(40,165)                  $(33,047)              $(73,212)
                                                         ------------------------------------------------------------------

Basic earnings (loss) per share:
     Income (loss) before discontinued operations                $  (0.03)                  $      -               $  (0.03)
                                                         ------------------------------------------------------------------
     Discontinued operations, net of tax                         $  (1.17)                  $  (0.99)              $  (2.17)
                                                         ------------------------------------------------------------------
     Basic earnings (loss) per share                             $  (1.21)                  $  (0.99)              $  (2.20)
                                                         ------------------------------------------------------------------

Diluted earnings (loss) per share:
     Income (loss) before discontinued operations                $  (0.03)                  $      -               $  (0.03)
                                                         ------------------------------------------------------------------
     Discontinued operations, net of tax                         $  (1.17)                  $  (0.99)              $  (2.17)
                                                         ------------------------------------------------------------------
     Diluted earnings (loss) per share                           $  (1.21)                  $  (0.99)              $  (2.20)
                                                         ------------------------------------------------------------------

Average shares outstanding
  Basic                                                            33,232                     33,232                 33,232
                                                         ------------------------------------------------------------------
  Diluted                                                          34,448                     34,448                 34,448
                                                         ------------------------------------------------------------------


Note to Unaudited Pro Forma Financial Information

     (A) Reflects the spin-off of Global Payments Inc. including an estimated cash dividend of approximately $62.5 million to us from Global Payments at November 30, 2000. The pro forma adjustment to the consolidated balance sheet as of November 30, 2000 assumes a portion of the cash dividend received from Global Payments would be used to reduce the amount outstanding on our line of credit. The pro forma adjustments to the consolidated income statements for the six month period ended November 30, 2000 and for the fiscal year ended May 31, 2000 eliminate the operating results of Global Payments included in the line items titled discontinued operations.

      (c)  Exhibits

      The following documents are filed as Exhibits to this Report:

2.1 Distribution Agreement, Plan of Distribution and Reorganization, dated as of January 31, 2001 by and between National Data Corporation and Global Payments Inc.

10.1 Tax Sharing and Indemnification Agreement, dated as of January 31, 2001 by and between National Data Corporation and Global Payments Inc.

10.2 Employee Benefits Agreement, dated as of January 31, 2001 by and between National Data Corporation and Global Payments Inc.

10.3 Transition Support Agreement, dated as of January 31, 2001 by and between National Data Corporation and Global Payments Inc.

10.4 Intercompany Systems/Network Services Agreement, dated as of January 31, 2001 by and between National Data Corporation and Global Payments Inc.

10.5 Services Agreement (Batch Processing), dated as of January 31, 2001 by and between National Data Corporation and Global Payments Inc.

10.6 Headquarters Lease Agreement, dated as of January 31, 2001 by and between National Data Corporation and Global Payments Inc.

10.7 Sublease Agreement, dated as of January 31, 2001 by and between National Data Corporation and Global Payments Systems LLC.

10.8 Sublease Agreement, dated as of January 31, 2001 by and between National Data Corporation and National Data Payment Systems, Inc.

                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NATIONAL DATA CORPORATION
                                              -------------------------
                                                    (Registrant)

                                                By:  /s/ David H. Shenk
                                                     -------------------
                                                David H. Shenk
                                                Corporate Controller
                                                (Chief Accounting Officer)

Date:  February 14, 2001